Exhibit 99.1

September 24, 2015 12:30 ET

Medytox Announces Special Meeting of Its Stockholders to Be Held October 28, 2015

WEST PALM BEACH, FL--(Marketwired - Sep 24, 2015) -  Medytox Solutions, Inc. (MMMS) (“Medytox”) today announced that the registration statement on Form S-4 filed by CollabRx, Inc. (CLRX) (“CollabRx”), and the definitive joint proxy statement/prospectus contained therein, regarding Medytox's proposed merger with CollabRx, has been declared effective by the Securities and Exchange Commission (the “SEC”).

Medytox will hold a special meeting of its stockholders on Wednesday, October 28, 2015, to:

(1)	approve and adopt the Agreement and Plan of Merger, dated as of April 15, 2015, by and among CollabRx, CollabRx Merger Sub, Inc., a direct wholly owned subsidiary of CollabRx formed for the purpose of the merger (“Merger Sub”), and Medytox (the “Merger Agreement”), pursuant to which Medytox will become a wholly owned subsidiary of CollabRx, and the transactions contemplated by such agreement.

(2)	approve any motion to adjourn the special meeting, or any adjournment thereof, to another time or place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Medytox's special meeting will be held at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) at the offices of Akerman LLP, located at 777 South Flagler Drive, Suite 100 West Tower, West Palm Beach, Florida 33401. The record date for determination of stockholders entitled to vote at the special meeting is set as of the close of business on September 4, 2015.

Medytox's board of directors unanimously recommends that Medytox stockholders vote"FOR" the proposal to approve and adopt the Merger Agreement, which is necessary to complete the merger; and "FOR" the proposal to approve the adjournment of the Medytox special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies.

If the merger is completed, Merger Sub will merge with and into Medytox and the separate corporate existence of Merger Sub will cease. Medytox will be the surviving company in the merger, and CollabRx will continue to be the sole stockholder of the surviving company. After the merger, CollabRx and its consolidated subsidiaries, including the surviving company and its subsidiaries, will operate as a combined company under the name Rennova Health, Inc.

Participants in Solicitation

Medytox, CollabRx, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from Medytox and CollabRx stockholders with respect to the merger. Information about Medytox’s directors and executive officers is available in Medytox's proxy statement for its Annual Meeting of Stockholders held on August 6, 2015. Information about CollabRx’s directors and executive officers is available in CollabRx's annual report on Form 10-K for the fiscal year ended March 31, 2015. Additional information about the interests of potential participants is included in the registration statement and proxy statement and other materials filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov, or by going to Medytox’s Investors page on its corporate website at www.medytoxsolutionsinc.com or by going to CollabRx’s Investors page on its corporate website at www.collabrx.com.

Additional Information

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CollabRx has filed a registration statement on Form S-4, including a joint proxy statement of CollabRx and Medytox, and other materials with the SEC in connection with the Merger. We urge investors to read these documents because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Medytox and CollabRx, at www.sec.gov, the SEC's website, or by going to Medytox’s Investors page on its corporate website at www.medytoxsolutionsinc.com or by going to CollabRx’s Investors page on its corporate website at www.collabrx.com.

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About Medytox Solutions, Inc.

Medytox Solutions, Inc. (OTCQB: MMMS) is a holding company that owns and operates businesses in the medical services sector. Medytox is a new generation healthcare enterprise that delivers a single source for integrated solutions. Medytox applies its innovative approach through an outstanding suite of IT & software solutions, revenue cycle management and financial services, combined with a range of diagnostic testing and other ancillary services for the healthcare sector. Its principal line of business is clinical laboratory blood and urine testing services, with a particular emphasis in the provision of urine drug toxicology testing to physicians, clinics and rehabilitation facilities in the United States. More information may be obtained at http://www.medytoxsolutionsinc.com.

Safe Harbor Statement

This press release contains certain forward-looking information about Medytox Solutions, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "guidance", "expect", "will", "may", "anticipate", "plan", "estimate", "project", "intend", "should", "can", "likely", "could", and similar expressions are intended to identify forward looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Important factors that could cause our actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of our most recent annual report on Form 10-K and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. You should not place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. The potential business combination referenced in this press release is subject to, among other things, stockholder approvals and other customary conditions. We cannot assure you that the contemplated business combination will be consummated.

CONTACT INFORMATION

CollabRx Contacts:
Thomas R. Mika
President & CEO
CollabRx, Inc.
415-248-5350

Medytox Solutions Contacts:
Seamus Lagan
CEO
Medytox Solutions, Inc.
561-855-1626

Sebastien Sainsbury
Director, Investor Relations
Medytox Solutions, Inc.
561-666-9818
Email Contact

Marilys Caraballo - Media
Email Contact
305-668-0070

Media Contact:
Meieli Sawyer
(305) 668-0070
Email Contact

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